Long-term loans receivable	12 Months Ended
Dec. 31, 2021
Long Term Loans Receivable [Abstract]
Long-Term Loans Receivable
9.	Long-Term Loans Receivable
In January 2020, the Group entered into a three-year loan agreement with a third-party supplier of key AAV components with a principal amount of RMB52,000 and an interest rate of 3
% per annum.
The supplier’s use of loan proceeds is limited to expanding its production capacity. This long-term loan can be prepaid by the borrower at any time and the outstanding loan balance is guaranteed by the supplier’s sole shareholder and his spouse.
In 2020
, RMB40,000 of the loan’s principal
was repaid by the third-party supplier.
In March 2020, the Group provided a
two-year
loan to a third-party entity with a principal amount of EUR243 (equivalent to RMB1,900) and an interest rate of 3.5
% per annum. The usage of the loan proceeds is limited to assisting the Group with the application of the necessary permits from the aviation authority in a European country for the commercial operations of AAVs in a European country. Subsequent to December 31, 2021, the Group entered into a supplementary letter with the third-party entity to extend the term of the loan by two years.
For the years ended December 31, 2019, 2020 and 2021, the Group recognized interest income of nil, RMB984 and RMB1,402 (US$220) from the long-term loans receivable, respectively.